EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Act of 1934, as amended(the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (“18 U.S.C. Section 1350”), Thomas Eriksson, the Chief Executive Officer of Neonode, Inc. (the “Company”) and David W. Brunton, Chief Financial Officer of Neonode, Inc., each hereby certifies that, to the best of his knowledge:

1.
The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, to which this Certification is attached as Exhibit 32.1 (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 5, 2011

/s/ Thomas Eriksson	/s/ David W. Brunton
Thomas Eriksson	David W. Brunton
Chief Executive Officer	Chief Financial Officer